UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2025
BARINTHUS BIOTHERAPEUTICS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Barinthus Biotherapeutics plc
20400 Century Blvd, Suite 210,
Germantown, MD 20874

(Address of principal executive offices, including zip code)
443 917-0966
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2025, Barinthus Biotherapeutics plc (the “Company”) received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the closing bid price of the Company’s American Depositary Shares (the “ADS”), each representing one ordinary share of the Company, was below $1.00 per share for 30 consecutive business days, and that, therefore, the Company is not in compliance with Nasdaq Listing Rule 5450(a)(1), which is the minimum bid price requirement for continued listing on the Nasdaq Global Market.

The notice from Nasdaq has no immediate effect on the listing of the ADSs, and the ADSs will continue to be listed on the Nasdaq Global Market under the symbol “BRNS.”

Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has automatically been afforded a 180-calendar day period, or until June 29, 2026, to regain compliance with the minimum bid price requirement. The continued listing standard will be met if the closing bid price of the ADSs is at least $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day period. If the Company is not in compliance by June 29, 2026, the Company may be afforded a second 180-calendar day period to regain compliance if it meets certain requirements.

The Company intends to monitor the closing bid price of the ADSs and is currently evaluating its options for regaining compliance, which could include a reverse stock split of the ADSs.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: January 6, 2026	By:	/s/ William Enright
William Enright
Chief Executive Officer